UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

INTEGRATED HEALTHCARE HOLDINGS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

N/A

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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INTEGRATED HEALTHCARE HOLDINGS, INC.

1301 N. Tustin Avenue

Santa Ana, California 92705

(714) 953-3503

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Integrated Healthcare Holdings, Inc. (the “Company”) will be held at 2:00 p.m. Pacific time on Monday, September 10, 2012, for the following purposes:

1.

To elect seven (7) directors to our Board of Directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and have qualified. The following individuals are the nominees for election as director:

Maurice J. DeWald	Hon. C. Robert Jameson	Ajay G. Meka, M.D.	Michael Metzler
J. Fernando Niebla	William E. Thomas	Kenneth K. Westbrook

2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2013.

3.	To transact such other business as may properly be brought before the meeting or any adjournments thereof.

The Annual Meeting will be held in the offices of Loeb & Loeb LLP at 10100 Santa Monica Blvd., 18th floor, Los Angeles, CA  90067.

Only stockholders of record at the close of business on August 17, 2012 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. FOR DIRECTIONS TO THE LOCATION OF THE ANNUAL MEETING, PLEASE CALL (310) 282-2000.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD EVEN IF YOU WILL BE ATTENDING THE ANNUAL MEETING IN PERSON.

WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on September 10, 2012: The Company's proxy materials and Annual Report on Form 10-K are available at http://www.ihhioc.com under "Investor Relations".

By Order of the Board of Directors Maurice J. DeWald Chairman of the Board of Directors Santa Ana, California August 20, 2012

INTEGRATED HEALTHCARE HOLDINGS, INC.

1301 N. Tustin Avenue

Santa Ana, California 92705

(714) 953-3503

PROXY STATEMENT

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Integrated Healthcare Holdings, Inc., a Nevada corporation ("we", "us", "our" or the “Company”), for use at the Annual Meeting of Stockholders to be held at 2:00 p.m. Pacific time on Monday, September 10, 2012, and at any and all adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held in the offices of Loeb & Loeb LLP at 10100 Santa Monica Blvd., 18th floor, Los Angeles, CA  90067. Accompanying this Proxy Statement is the Board of Directors’ Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of common stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

REVOCATION OF PROXIES

All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

RECORD DATE AND VOTING PROCEDURES

The close of business on August 17, 2012 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, we had outstanding 255,307,262 shares of common stock, par value $.001 per share (“Common Stock”).

Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted with respect to the proposal regarding the election of directors and are treated as votes cast against with respect to the proposal regarding the ratification of the appointment of our independent registered public accounting firm. The shares represented by broker non-votes are not counted for any purpose in determining whether a proposal has been approved. The Bylaws of the Company do not permit stockholders to cumulate votes for election of directors.

Stockholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

The shares represented by proxies that are returned properly signed will be voted in accordance with each stockholder’s directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors.

MAILING OF PROXY STATEMENT AND PROXY CARD

Our Annual Report on Form 10-K for the year ended March 31, 2012 is enclosed for your convenience but is not to be considered part of the solicitation material. We will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies.

Our principal executive offices are located at 1301 N. Tustin Avenue, Santa Ana, California 92705. This Proxy Statement and the accompanying Proxy Card is first being mailed to stockholders on or about August 20, 2012.

PROPOSAL ONE

ELECTION OF DIRECTORS

In accordance with our Articles of Incorporation and Bylaws, as amended, the Board of Directors consists of not less than three or more than seven members. The size of the Board is currently fixed at seven members.

At each annual meeting of stockholders of the Company, directors are elected until the next annual meeting of stockholders and until their successors are elected and have qualified. Our Bylaws, as amended, provide for the election of directors at our Annual Meeting of Stockholders. The Board of Directors proposes the election of the nominees named below.

Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

CONSIDERATION OF DIRECTOR NOMINEES

The Board of Directors has selected all of the current nominees for election at the Annual Meeting. The Board of Directors selects nominees for election to the Board by first evaluating the composition of the Board which would result from re-electing current directors willing to continue serving on the Board. If the Board wants to consider additional candidates, members of the Board may suggest potential nominees. The Board would also consider nominations recommended or nominated by stockholders in accordance with the procedures in the Bylaws described below under “NOMINATIONS OF DIRECTORS”. When considering a potential candidate for membership, the Board of Directors considers the matters set forth in the Company’s Bylaws as described below under “NOMINATIONS OF DIRECTORS.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE DIRECTORS NOMINATED HEREIN.

The Board of Directors proposes the election of the following seven nominees as members of the Board of Directors. If elected, the nominees are expected to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Maurice J. DeWald	Hon. C. Robert Jameson	Ajay G. Meka, M.D.	Michael Metzler
J. Fernando Niebla	William E. Thomas	Kenneth K. Westbrook

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INFORMATION WITH RESPECT TO EACH DIRECTOR, NOMINEE AND EXECUTIVE OFFICER

The following table sets forth certain information with respect to each current director, director nominee and executive officer of the Company as of March 31, 2012.

NAME	AGE	POSITION WITH COMPANY	DATE BECAME DIRECTOR
Maurice J. DeWald	72	Chairman of the Board	August 1, 2005
Hon. C. Robert Jameson	72	Director	July 11, 2007
Ajay G. Meka, M.D.	61	Director	September 28, 2006
Michael Metzler	66	Director	September 5, 2007
J. Fernando Niebla	72	Director	August 1, 2005
William E. Thomas	63	Director	September 5, 2007
Kenneth K. Westbrook	62	Director, Chief Executive Officer & President	December 2, 2008
Steven R. Blake	59	Chief Financial Officer & Executive Vice President, Finance
Daniel J. Brothman	57	Chief Operating Officer & Executive Vice President, Operations

MAURICE J. DEWALD has served as a member of the Board of Directors of the Company since August 1, 2005 and has served as Chairman of the Board of Directors since October 7, 2008. Mr. DeWald is chairman of the Audit Committee and sits on the Compensation Committee, Finance Committee, and Special Committee. As a senior finance executive, Mr. DeWald brings to our Board extensive qualifications and experience in management, finance, and public accounting, as well as his experience in the healthcare industry.  Mr. DeWald is Chairman and Chief Executive Officer of Verity Financial Group, Inc., a private investment firm that he founded in 1992. From 1962-1991, Mr. DeWald was with KPMG LLP, one of the world's largest international accounting and tax consulting firms, where he served at various times as director and as the Managing Partner of the Chicago, Orange County and Los Angeles Offices. Mr. DeWald is the non-executive Chairman of Targeted Medical Pharma, Inc. and a director of Healthcare Trust of America, Inc. and Emmaus Life Sciences, Inc. Mr. DeWald is a former director of Tenet Healthcare Corporation ("Tenet") and Quality Systems, Inc. He also sits on the Advisory Council of the University of Notre Dame Mendoza School of Business. Mr. DeWald is a past Chairman and director of United Way of Greater Los Angeles. Mr. DeWald received a B.B.A. from the University of Notre Dame in 1962. He is also a Certified Public Accountant (inactive) and a member of the American Institute of CPAs, the California Society of CPAs, and the National Association of Corporate Directors.

HON. C. ROBERT JAMESON has been a director of the Company since July 11, 2007. Judge Jameson is a retired Orange County Superior judge.  Judge Jameson brings to our Board extensive experience in the legal profession and negotiating skills.  He is now affiliated with Judicate West, a provider of alternative dispute resolution, handling complex alternative dispute resolution matters. Before leaving the bench, he was Presiding Judge of the Orange County Superior Court Appellate Division. Judge Jameson obtained his B.A. degree in Political Science from the University of California, Davis in 1963 and his Juris Doctor degree at the University of California, Hastings College of the Law in 1966. He served as a judge from 1984-2005 and also was President of the Banyard Inn of Court and an Adjunct Professor of Law at Whittier Law School during his tenure. Judge Jameson was awarded "Judge of the Year" nine times over the course of his career by organizations such as: the Orange County Bar Association Business Litigation section, Orange County Trial Lawyers, the American Board of Trial Advocates and the Consumer Attorneys of California.

AJAY G. MEKA, M.D has served as a member of the Board of Directors of the Company since September 28, 2006. Dr. Meka brings to our Board extensive experience in the healthcare industry.  Dr. Meka has been a licensed physician in California for the past 26 years. He is a board certified physician practicing in Orange County, California. Dr. Meka received his medical degree from Guntur Medical College in Gunter, India. He performed his postgraduate training at Brooklyn Jewish Hospital and Coney Island Hospital, both in Brooklyn, New York.

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MICHAEL METZLER has been a member of the Board of Directors of the Company since September 5, 2007 and  is Chairman of the Nominations and Governance Committee and sits on the Audit Committee and Special Committee.  Mr. Metzler brings to our Board extensive leadership, organizational, and management skills.  He is CEO of Metzler and Associates, a consulting firm specializing in organization development. He served as President and Chief Executive Officer of the Santa Ana Chamber of Commerce for 27 years from 1983 to 2010. Mr. Metzler has served on numerous community boards, city commissions, and county, regional, state and national committees and task forces. He was a founder of the Santa Ana Business Bank. Mr. Metzler received a Ford Foundation Fellowship in Regionalism and Sustainable Development in 2008. He is a graduate of California State University, Fullerton, and attended Loyola University School of Law and the Peter F. Drucker Graduate School of Management at Claremont University.

J. FERNANDO NIEBLA has served as a member of the Board of Directors of the Company since August 1, 2005. Mr. Niebla is the Chairman of the Compensation Committee and sits on the Audit Committee, Finance Committee, and Special Committee. Mr. Niebla brings to our Board extensive experience in executive leadership and board membership experience with large publicly traded companies.  He has served as Managing Partner of International Technology Partners, LLC, an information technology and business consulting services company based on Orange County, California since August 1998. He is also a founder of Infotec Development Inc. and Infotec Commercial Systems, two national information technology firms. He currently serves on the Board of Trustees of the Orange County Health Foundation, and is the Chairman of the California Advisory Committee to Nacional Financiera, a Mexican Government agency similar to the U.S. Government Small Business Administration office. Until May 2012, Mr. Niebla served on the Boards of Directors of Union Bank of California, Pacific Life Corp., Life Modeler, Inc., and Granite Construction Corp. Mr. Niebla holds a B.S. degree in Electrical Engineering from the University of Arizona and an M.S. QBA from the University of Southern California.

WILLIAM E. THOMAS brings to our Board extensive experience in the legal profession and healthcare industry.  Mr. Thomas is the Executive Vice President and General Counsel of Strategic Global Management, Inc., a healthcare ventures firm in Riverside, California. He has served in such capacity since October of 1998. Prior to that Mr. Thomas was a founding and managing partner of a law firm in Riverside, California specializing in business, real estate, and other transactional matters.  He is a member of the board of directors of Provident Financial Holdings, Inc. Mr. Thomas graduated from the University of California at Santa Barbara with a Bachelor of Arts degree in History and Political Science. He holds a Juris Doctor degree from the University of California, Hastings College of the Law, and a Master of Laws degree from New York University. He is a member of the California Bar Association.

KENNETH K. WESTBROOK has served as President and Chief Executive Officer of the Company since December 2, 2008. Mr. Westbrook brings to our Board extensive experience as a healthcare executive with unique operational and management skills. Mr. Westbrook was Senior Vice President for Operations for OrNda HealthCorp (1996) and Senior Vice President of Operations for Tenet (1997 through 2004). Mr. Westbrook sold the four hospitals that created the Company as he left Tenet. During the years at OrNda and Tenet, Mr. Westbrook also had the experience of acting as each of the four hospitals' interim CEO when vacancies occurred. Prior to OrNda, Mr. Westbrook was the Chief Operating Officer for Hospital Corporation of America's Pacific Division and was previously a hospital CEO at several Southern California hospitals. He has graduate and undergraduate degrees in business from the University of Redlands and is currently a member of several healthcare professional associations.

STEVEN R. BLAKE – FHFMA, CPA has served as Chief Financial Officer of the Company since July 1, 2005 and Executive Vice President, Finance since March 21, 2008. He is a California licensed Certified Public Accountant. Mr. Blake came to the Company with over 20 years of experience in multi-hospital financial management. He also has extensive experience serving in financial roles with public companies. Most recently, he served as Regional Vice President of Finance for Tenet, a position he held for over 17 years. In this position, Mr. Blake was responsible for the financial management of numerous Tenet assets covering five western states (California, Arizona, Washington, Nebraska and Texas). Mr. Blake is a past President for the Southern California Chapter of the Healthcare Financial Management Association; is a member of the Audit Committee for the Hospital Association of Southern California and a former Trustee for the California Hospital Association.

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DANIEL J. BROTHMAN has served as Chief Operating Officer & Executive Vice President, Operations since May 6, 2008 and as Chief Executive Officer of Western Medical Center - Santa Ana since March 8, 2005. Mr. Brothman also served as Senior Vice President, Operations of the Company from March 8, 2005 to May 6, 2008. Mr. Brothman is an experienced single and multi-hospital operations executive. Since 1999, prior to the acquisition of the Hospitals by the Company he helped build the Western Medical Center in Santa Ana for Tenet. Mr. Brothman also ran HCA's Utah Division from 1996 to 1998. Mr. Brothman has in excess of 30 years experience in hospital administration. Mr. Brothman earned his Bachelor of Arts degree from Washington University at St. Louis and his Master's in Health Care Administration from the University of Colorado at Denver.

REQUIRED VOTE

The seven nominees for director receiving the highest number of affirmative votes of shares shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Nevada law.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.

FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

BDO USA, LLP (“BDO”) has served as the independent auditors of the Company for the fiscal years ended March 31, 2008 through 2012. Representatives of BDO are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

The following table sets forth the aggregate fees that we incurred for audit and non-audit services provided by BDO for the years ended March 31, 2012 and 2011. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees that we incurred for professional services rendered for the audit of our financial statements for the years ended March 31, 2012 and 2011, respectively. Fees incurred from BDO consisted of the following:

	For the years ended March 31,
	2012	2011

Audit fees (financial)	$750,000	$775,000
Audit related fees	15,000	–
Tax fees	113,000	62,000
All other	–	–

Total fees	$878,000	$837,000

The Audit Committee of the Board of Directors pre-approves all audit and permissible non-audit services to be performed by the independent auditors.

The Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the auditors’ independence.

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REQUIRED VOTE

Ratification of the appointment of BDO as our independent registered public accounting firm for the year ending March 31, 2013 requires the affirmative “FOR” vote of a majority of the shares represented at the Annual Meeting and entitled to vote on the proposal. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of BDO.

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE AND EXECUTIVE SESSIONS

The Company has determined that of the nominees standing for election to the Board of Directors, each of Maurice DeWald, Hon. C. Robert Jameson, Ajay G. Meka, M.D., Michael Metzler, J. Fernando Niebla, and William E. Thomas each satisfy the definition of "independent director" as established in the NASDAQ listing standards (even though the Company is not subject to the NASDAQ listing standards).  The independent directors regularly meet in executive sessions without the CEO or other members of management present to review the performance of management and other relevant matters.

BOARD’S LEADERSHIP STRUCTURE

The Board’s current leadership structure is characterized by an active and independent Chairman (who is not the same person as our CEO), robust Committee structure with oversight of various types of risks and an engaged and majority-independent Board.  The Board believes that its current leadership structure provides strong and independent board leadership while deriving the benefit of having our CEO serve as a member of our Board.

RISK OVERSIGHT

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. The Compensation Committee of our Board also approves our CEO’s performance goals for each year. In doing so, the Committee has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board has the ultimate responsibility for overall risk oversight, each Committee of the Board also has responsibility for particular areas of risk oversight. For example, the Audit Committee focuses on financial risk and internal controls, and receives an annual risk assessment report from our internal auditors. In addition, the Compensation Committee evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy. The Compensation Committee also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers.

ATTENDANCE AT MEETINGS

Directors are elected at our annual meeting and each director serves until the following annual meeting and until his successor is elected and qualified.

Although we do not have a formal policy regarding attendance by Board members at our annual meeting of stockholders, directors are encouraged to attend our annual meetings. All of our current directors attended our last Annual Meeting of Stockholders.

Our Board of Directors held six meetings during fiscal 2012. All of the directors attended or participated in 75% or more of the aggregate number of meetings of the Board and of meetings of the committees of the Board on which such director served.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely upon the copies of Section 16(a) reports filed by such persons or written representations from them regarding their transactions in our common stock, we believe that, during the year ended March 31, 2012, all such forms, if required to be filed, were filed in a timely fashion.

CODE OF ETHICS

We have adopted Standards of Conduct and Ethics that apply to our employees (including our principal executive officer, principal financial officer, principal accounting officer, and controller) and our directors. Our Standards of Conduct and Ethics can be accessed on our website at http://www.ihhioc.com under the Investor Relations section.

STOCKHOLDER COMMUNICATIONS

In order to facilitate communications with the Board of Directors, or any individual members or any committees of the Board of Directors, stockholders should direct all communication in writing to our General Counsel at Integrated Healthcare Holdings, Inc., 1301 North Tustin Avenue, Santa Ana, California 92705, who will forward all such correspondence to the Board of Directors, individual members of the Board of Directors or applicable chairpersons of any committee of the Board of Directors, as appropriate and as directed in the communication.

BOARD COMMITTEES

Our board of directors has established an Audit Committee, Compensation Committee, and Nominations and Governance Committee.

AUDIT COMMITTEE

The Audit Committee of the Board of Directors was formed in August 2005 and consists of three of our independent directors, Maurice DeWald, chair, and J. Fernando Niebla, who joined the Board of Directors in August 2005, and Michael Metzler, who joined the Board of Directors in September 2007. The Board of Directors has determined that Maurice DeWald is an "audit committee financial expert" as defined in the rules and regulations of the SEC. The Audit Committee of the Board of Directors preapproves all audit and permissible non-audit services to be performed by the independent registered public accounting firm. The Audit Committee will also advise management on the engagement of experts with sufficient expertise to advise on accounting and financial reporting of complex financial transactions. Of the five audit committee meetings held during the year ended March 31, 2012, Messrs. DeWald, Niebla, and Metzler attended all meetings. The Board of Directors has adopted and approved an Audit Committee Charter for the Audit Committee.  A current copy of this charter is posted on our website at http://www.ihhioc.com under the Investor Relations section.

Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the consolidated financial statements. The Audit Committee's responsibility is to oversee these activities.

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COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors was formed in October 2005 and consists of three directors, Mr. Maurice DeWald, Mr. J. Fernando Niebla, chair, and Mr. William E. Thomas. In our fiscal year ended March 31, 2012, the Compensation Committee held three meetings. The Compensation Committee is responsible for overseeing the administration of the Company's executive compensation programs, establishing and interpreting the Company's compensation policies and approving all compensation paid to executive officers, including the named executive officers listed in the Summary Compensation Table. The Board of Directors has adopted and approved a Compensation Committee Charter for the Compensation Committee.

NOMINATIONS AND GOVERNANCE COMMITTEE

The Nominations and Governance Committee of the Board of Directors (the “Nominations Committee”) consists of three directors, Mr. Maurice DeWald, Mr. Michael Metzler, chair, and Judge Jameson.  In our fiscal year ended March 31, 2012, the Nominations Committee held three meetings. The general purpose and authority of the Nominations Committee  is (1) to select, or recommend for the Board of Directors’ selection, the individuals to stand for election as directors at the annual meeting of shareholders or, if applicable, a special meeting of shareholders, (2) to receive communications from shareholders directed to the Board of Directors, including shareholder proposals regarding director nominations to the Board of Directors, (3) to oversee the selection and composition of Committees of the Board of Directors and, as applicable, oversee management continuity planning processes, and (4) to oversee and maintain the corporate governance principles that apply to the Company, the Board of Directors and Committees of the Board.

When considering a potential candidate for membership on our Board of Directors, our Nominations Committee considers relevant business and industry experience and demonstrated character and judgment. The Nominations Committee considers diversity in identifying candidates by generally seeking to achieve a diversity of occupational and personal backgrounds on the Board. However the Nominations Committee has no formal policy regarding diversity. The Nominations Committee will consider stockholder nominations for directors submitted in accordance with the procedures and the deadlines set forth in our Bylaws.  Such recommendations should be addressed to Michael Metzler, Chairman of the Nominations and Governance Committee, at the Company’s headquarters at 1301 North Tustin Avenue, Santa Ana, California 92705.  There are no differences in the manner in which the Nominations Committee evaluates a candidate that is recommended for nomination for membership on our Board of Directors or by a stockholder.

NOMINATIONS OF DIRECTORS

In June 2008, the Board of Directors adopted formal standards and qualifications for nomination of persons for election to the Board of Directors by adopting a new Section 16 of Article II of the Company’s bylaws. Section 16 provides that to be eligible to be a nominee for election as a director of the Company, a person must deliver to the Company a written questionnaire with respect to his or her background and qualifications and the background of any other person or entity on whose behalf the nomination is being made, and a written representation and agreement that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

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In addition, such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the Company not less than 45 days nor more than 75 days prior to the same date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). Such shareholder’s notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder, and (ii) the class and number of shares of the Company which are beneficially owned by the shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

AUDIT COMMITTEE REPORT

The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required by the Public Company Accounting Oversight Board (“PCAOB”) standards, including the auditor's judgment about the quality, as well as the acceptability, of our accounting principles as applied in the financial reporting.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Rule 3520 of the PCAOB (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence as well as internal quality control procedures.

Based on the Audit Committee's discussions with management and the independent registered public accounting firm and the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2012 for filing with the SEC.

The report is submitted on behalf of the Audit Committee.

Maurice J. DeWald J. Fernando Niebla Michael Metzler

The above Audit Committee report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that the Company files with the SEC.

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DIRECTOR COMPENSATION

The following table provides information concerning the compensation of our non-employee directors during the fiscal year ended March 31, 2012:

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Stock options ($)	Total ($)

Maurice J. DeWald	82,750	–	82,750
Hon. C. Robert Jameson	57,000	–	57,000
Ajay G. Meka, M.D.	127,125	–	127,125
Michael Metzler	75,000	–	75,000
J. Fernando Niebla	52,750	–	52,750
William E. Thomas	47,500	–	47,500

Our current compensation and reimbursement policy for Directors is as follows:

1.	Cash: Each non-employee Director earns an annual fee of $30,000 and an attendance fee of $1,500 for each Board meeting attended, and a separate $1,000 fee for each committee meeting attended. The Chairman of the Board earns an additional annual retainer of $25,000. Committee chairmen earn an additional annual retainer of $5,000 or $10,000. The above fees were received in cash by the named Directors during the year ended March 31, 2012. For some directors, the fees listed may include fees which relate to service in a prior fiscal year but were paid in fiscal 2012.
2.	Stock: No options were granted to the Directors during the year ended March 31, 2012.
3.	Travel Reimbursement: All travel and related expenses incurred by Directors to attend Board meetings, committee meetings and other Company activities are reimbursed by the Company.

Employee directors receive no compensation for Board service and the Company does not provide any retirement benefits to non-employee directors. Director Westbrook is not included above as all compensation paid to him is included in the Summary Compensation Table.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of June 18, 2012 by:

●	each stockholder known to us to own beneficially more than 5% of our Common Stock;
●	each of our directors and executive officers; and
●	all of our current directors and executive officers as a group.

Except as otherwise noted below, the address of each person or entity listed on the table is 1301 North Tustin Avenue, Santa Ana, California 92705.  The address of Dr. Kali P. Chaudhuri and KPC Resolution Company, LLC is 3321 Loma Linda Lane, Las Vegas, NV 89121. The address of William E. Thomas is 3192 American Saddler Drive, Park City, UT 84060.  The address of Silver Point Capital, L.P. is Two Greenwich Plaza, 1st Floor, Greenwich, CT 06830.  The address of Orange County Physicians Investment Network, LLC and Dr. Anil V. Shah is 2621 S. Bristol Street, Santa Ana, CA 92704.

NAME	BENEFICIAL OWNERSHIP (1)	PERCENTAGE OF TOTAL (2)

DIRECTORS AND EXECUTIVE OFFICERS
Maurice J. DeWald (3)	350,000	*
Hon. C. Robert Jameson (3)	250,000	*
Ajay G. Meka, M.D. (3)(4)	300,000	*
Michael Metzler (3)	250,000	*
J. Fernando Niebla (3)	350,000	*
William E. Thomas (5)	9,998,498	3.91%
Kenneth K. Westbrook (3)	2,000,000	*
Steven R. Blake (3)	300,000	*
Daniel J. Brothman (3)	1,000,000	*
All current directors and executive officers as a group (9 persons)	14,798,498	5.80%

PRINCIPAL STOCKHOLDERS
Kali P. Chaudhuri, M.D. (6)	437,601,334	77.55%
KPC Resolution Company, LLC (7)	139,000,000	35.25%
Silver Point Capital, L.P. (8)	96,000,000	27.33%
Orange County Physicians Investment Network, LLC (9)	73,798,430	28.91%
Anil V. Shah, M.D. (10)	19,812,000	7.76%
* Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible instruments that are exercisable or convertible within 60 days of June 18, 2012 are deemed outstanding for computing the percentage of the person holding such option, warrant or convertible instrument, but are not deemed outstanding for computing the percentage of any other person. Except as reflected in the footnotes or pursuant to applicable community property laws, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2)	Percentages are based on 255,307,262 shares of Common Stock outstanding as of June 18, 2012, which does not include up to 23,525,489 shares of Common Stock which may be issued under the Company’s 2006 Stock Incentive Plan, and are otherwise calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

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(3)	Consists of a stock option award approved by the Board of Directors pursuant to the Company’s 2006 Stock Incentive Plan.

(4)	Dr. Meka is a member of Orange County Physicians Investment Network, LLC (“OC-PIN”) and disclaims beneficial ownership of shares held by OC-PIN except to the extent of his pecuniary interest therein.

(5)	Consists of 9,748,498 issued and outstanding shares and a stock option award approved by the Board of Directors pursuant to the Company’s 2006 Stock Incentive Plan.

(6)	Consists of 128,601,334 issued and outstanding shares, 170,000,000 shares which may be acquired by Kali P. Chaudhuri, M.D. pursuant to a three-year warrant issued to him on April 13, 2010, and 139,000,000 shares which may be acquired by KPC Resolution Company, LLC (“KPC Resolution”) pursuant to a three-year warrant issued to it on April 13, 2010. Dr. Chaudhuri is the manager of KPC Resolution and, as a result, he may be deemed to be the beneficial owner of the securities held by KPC Resolution. Dr. Chaudhuri disclaims beneficial ownership of the reported securities held by KPC Resolution except to the extent of his pecuniary interest therein.

(7)	Consists of 139,000,000 shares which may be acquired by KPC Resolution pursuant to a three-year warrant issued to it on April 13, 2010.

(8)	Consists of 79,182,635 shares and 16,817,365 shares which may be acquired by SPCP Group, LLC and SPCP Group IV, LLC (the “Funds”), respectively, pursuant to three-year warrants issued to the Funds on April 13, 2010. Silver Point Capital, L.P. (“Silver Point”) is the investment manager of the Funds and, by reason of such status, may be deemed to be the beneficial owner of all of the reported securities held by the Funds. Silver Point Capital Management, LLC (“Management”) is the general partner of Silver Point and, as a result, may be deemed to be the beneficial owner of the securities held by the Funds. Messrs. Edward A. Mule and Robert J. O’Shea are each members of Management and, as a result, may be deemed to be the beneficial owner of all of the securities held by the Funds. Silver Point, Management and Messrs. Mule and O’Shea disclaim beneficial ownership of the reported securities held by the Funds except to the extent of their respective pecuniary interests therein.

(9)	Consists of 73,798,430 issued and outstanding shares.

(10)	Includes 14,700,000 issued and outstanding shares. The amount does not include any shares held of record by OC-PIN. Dr. Shah is a member of OC-PIN. The inclusion of 5,112,000 shares in Dr. Shah's holdings is based on information filed by Dr. Shah in a Schedule 13D/A filed on April 9, 2009. The Company has no independent information verifying the acquisition of such shares by Dr. Shah.

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EXECUTIVE COMPENSATION

The Compensation Committee is responsible for overseeing the administration of the Company’s executive compensation programs, establishing and interpreting the Company’s compensation policies and approving all compensation paid to executive officers, including the Named Executive Officers listed in the Summary Compensation Table.

The following table sets forth summary information regarding compensation to (i) our Chief Executive Officer; and (ii) our two other most highly compensated executive officers employed by us as of March 31, 2012 whose salary and bonus for the fiscal year ended March 31, 2012 was in excess of $100,000 for their services rendered in all capacities to us. The listed individuals are referred to as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Option awards ($)	All other compensation ($)	Total ($)

Kenneth K. Westbrook	2012	575,532	–	–	20,509	596,041
Principal Executive Officer (2)	2011	556,742	204,500	–	26,953	788,195

Steven R. Blake	2012	444,550	–	–	16,706	461,256
Principal Financial Officer & Executive Vice President, Finance (3)	2011	423,404	185,722	–	22,267	631,393

Daniel J. Brothman	2012	444,550	–	–	16,108	460,658
Chief Operating Officer (4)	2011	423,404	181,875	–	21,497	626,776

_____________________

(1)	Salary amounts for 2012 include 27 pay periods compared to 26 pay periods in 2011.
(2)	All other compensation for 2012 and 2011 includes auto allowance of $18,000 and the balance is Company contribution to the 401(k) plan.
(3)	All other compensation for 2012 and 2011 consists of an auto allowance of $12,000 and the balance is Company contribution to the 401(k) plan.
(4)	All other compensation for 2012 and 2011 includes auto allowance of $12,000 and the balance is Company contribution to the 401(k) plan.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth summary information regarding stock options the Company has granted to the Named Executive Officers as of March 31, 2012 under the Company's 2006 Stock Incentive Plan.

Name	Grant date	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Grant date fair value per share ($)

Kenneth K. Westbrook (1)	December 2, 2008	2,000,000	-	-	0.01	December 2, 2015	0.00
Steven R. Blake (2)	August 6, 2007	300,000	-	-	0.26	August 6, 2014	0.03
Daniel J. Brothman (3)	August 6, 2007	1,000,000	-	-	0.26	August 6, 2014	0.02

_____________________

(1)	1/3 of the shares vested on the grant date, and an additional 1/12 of the shares vest on each subsequent fiscal quarter-end of the Company beginning on March 31, 2009, all options were fully vested as of March 31, 2012.
(2)	1/3 of the shares vested on the twelve month anniversary of the grant date, and an additional 1/12 of the shares vest on each subsequent fiscal quarter-end of the Company following such twelve month anniversary, all options were fully vested as of March 31, 2012.
(3)	Vesting retroactively commenced on March 8, 2005, all options were fully vested as of March 31, 2012.

EMPLOYMENT AGREEMENTS

The Company has employment agreements with each of the Named Executive Officers.  The Employment Agreements provide for the following material terms:

●	Each individual's employment is for a fixed term of employment of three years, commencing April 1, 2010, with automatic renewals for successive one year periods. The Company or the Named Executive may only terminate the employment relationship during the final 120 days of the initial three-year period or one-year renewal periods, except for a termination by either party "for cause" (as defined in the employment agreements).
●	The base salary of Mr. Westbrook is set at $550,000 per annum, and the base salaries of each of Messrs. Blake and Brothman are set at $422,000 per annum.
●	The agreements provide for the establishment of annual performance targets for each individual by the Compensation Committee and the Executive within 60 days after the end of each fiscal year. Each Executive's annual bonus will be determined based on his achievement in reaching his individual performance targets.
●	The employment agreements provided for payment of a severance package to each Executive upon a termination by the Executive "for cause" or termination by the Company "without cause." The severance period is 24 months (36 months during the first year of effectiveness of the employment agreements). The employment agreements also provide for payment of severance in the event of (i) a termination of employment following a change of control of the Company or (ii) a non-renewal of the Executive's employment by the Company at the end of the fixed 3-year or 1-year employment term. In the case of Messrs. Westbrook and Brothman, the right to receive severance terminates if the individual accepts employment with a competing hospital in a specified geographic area during the severance period.

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POTENTIAL PAYMENTS UPON TERMINATION

Each of the Company's Named Executive Officers have employment agreements which provide, generally, for payments in the event of resignation for cause. Cause includes, among other items, changes in job duties, reporting relationships, bankruptcy of the Company or change in shareholders of over 50% of the stock. As of April 1, 2012, unless otherwise noted, each Named Executive Officer would be entitled to up to 24 months’ salary, benefits and health insurance, but not any additional accruals of paid time off, vacation or sick pay.

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the Named Executive Officers. Payments and benefits are estimated assuming that the triggering event took place on April 1, 2012. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or if any other assumption used to estimate potential payments and benefits is not correct. The amounts which would be due the Named Executive Officers as of April 1, 2012, if they resigned for cause is as follows.

PAYMENTS DUE UPON TERMINATION

Name and principal position	Salary	Employee health insurance	Car allowance	Other benefits	Total

Kenneth K. Westbrook Chief Executive Officer (1)	$1,100,000	$11,279	$36,000	-	$1,147,279

Steven R. Blake Chief Financial Officer & Executive Vice President, Finance (1)	$844,000	$14,385	$24,000	-	$882,385

Daniel J. Brothman Senior Vice President, Operations (1)	$844,000	$11,565	$24,000	-	$879,565

_____________________

(1)	Represents payments for 24 months per employment agreement, as of April 1, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CREDIT AGREEMENT

We are party to a Credit Agreement, dated as of October 9, 2007, as amended (the “Term Loan Credit Agreement”), by and among the Company, Silver Point Finance, LLC and its affiliates SPCP Group IV, LLC and SPCP Group, LLC (together, “Silver Point”), and Pacific Coast Holdings Investment, LLC (“PCHI”) and Ganesha Realty, LLC (“Ganesha”), as Credit Parties.  Ganesha is owned and controlled by Dr. Kali P. Chaudhuri, and is a 49% owner of PCHI. Dr. Chaudhuri and affiliates of Silver Point each own beneficially more than 5% of our Common Stock.

On August 1, 2012, the Company entered into Amendment No. 4 to Credit Agreement and Consent (the “Credit Agreement Amendment”), which amended the Term Loan Credit Agreement. Under the Credit Agreement Amendment, Silver Point consented to and waived certain provisions under the Term Loan Credit Agreement in connection with the Company’s execution of Amendment No. 3 to Credit and Security Agreement with MidCap Funding IV, LLC and Silicon Valley Bank, the Company’s revolving lenders. In addition, the provisions in Section 1.4(b)(iii) of the Term Loan Credit Agreement that provide for mandatory prepayment of the Company’s outstanding “A/R Financing” (as defined therein) upon receipt of certain federal matching funds were amended to replace 65% with 80%. In connection with the Credit Agreement Amendment, the Company agreed to pay Silver Point a one-time consent and amendment fee in an aggregate amount equal to $1,800,000, of which $450,000 was paid upon execution of the Credit Agreement Amendment and the balance was added to the principal amount of the Term Loan Credit Agreement.

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REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Company's human resources written policies and procedures provide guidance for conflicts of interest and their relation to the standards of ethical behavior expected of employees. The policies specifically require immediate written disclosure of any business, financial, or other relationship that either creates, or is perceived to create a conflict of interest. The Corporate Compliance Officer is responsible for monitoring compliance with this policy.

As part of the quarterly disclosure control procedures, the Chief Financial Officer and Chief Executive Officer for each hospital disclose or certify that employees or officers have not acted in a manner inconsistent with the Company policy related to Conflict of Interest. The CFO and Director of Internal Audit monitor certifications for potential disclosure events.

Company policy requires the General Counsel to review and approve all contracts involving related parties, including contracts with related parties who are considered potential referral sources. The Audit Committee has requested that the General Counsel provide periodic updates of such transactions to the Committee.

During the initial acquisition of the Hospitals, the Company entered into agreements with the Medical Executive Committee ("MEC") at the largest hospital, Western Medical Center – Santa Ana ("WMC-SA") requiring MEC's advance review of all agreements involving hospital operations with related parties, excluding the lease arrangements between the Company and PCHI. The Company applies the disclosure provisions applicable to WMC-SA to all of its facilities.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at future annual meetings of the Company only if they comply with the requirements of the rules established by the Securities and Exchange Commission and our Bylaws. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2013 Annual Meeting of Stockholders must provide to the Company at our principal executive offices in Santa Ana, California with a written copy of that proposal by no later than 120 days before the first anniversary of the release of the Company’s proxy materials for the 2012 Annual Meeting. However, if the date of our Annual Meeting in 2013 changes by more than 30 days from the date on which our 2012 Annual Meeting is held, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2013 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder, to which interested stockholders should refer.

In addition, pursuant to Article II, Section 15(b) of the Company’s Bylaws, in order for a stockholder proposal brought at the 2013 Annual Meeting outside of Rule 14a-8 to be considered timely, notice of the stockholder proposal must be received by the Secretary of the Company at its principal executive offices not less than 45 days nor more than 75 days prior to the same date in 2013 on which the Company first mailed its proxy materials for the 2012 Annual Meeting of Stockholders, or between June 6 and July 6, 2013 (or between 45 and 75 days prior to the date on which the Company mails its proxy materials for the 2013 Annual Meeting if the date of the annual meeting was changed more than 30 days from 2012). In order for the proposal to be considered at the 2013 Annual Meeting, such notice must also contain certain information that is specified in the Bylaws.

The proxy solicited by the Board of Directors for the 2013 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than July 6, 2013, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the Securities and Exchange Commission.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the 2012 Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2012 Annual Meeting.

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ANNUAL REPORT OF THE COMPANY

We are currently required to file an Annual Report on Form 10-K and quarterly reports on Form 10-Q with the Securities and Exchange Commission. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012 is being mailed to stockholders along with this Proxy Statement. The Annual Report shall be deemed to be incorporated by reference herein and be made a part hereof, but should not be considered part of the soliciting material.

The rules of the SEC allow a single copy of the proxy materials and Annual Report to be delivered to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one copy, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares in your name. You can notify the Company by sending a written request to Integrated Healthcare Holdings, Inc., Attention: Corporate Secretary, 1301 N. Tustin Avenue, Santa Ana, California 92705.

OTHER MATTERS

The directors of the Company know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

By Order of the Board of Directors Maurice J. DeWald Chairman of the Board of Directors Santa Ana, California August 20, 2012

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PROXY

INTEGRATED HEALTHCARE HOLDINGS, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Maurice J. DeWald and Kenneth K. Westbrook, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Integrated Healthcare Holdings, Inc. (the “Company”) to be held on Monday, September 10, 2012 at 2:00 p.m. Pacific time, in the offices of Loeb & Loeb LLP at 10100 Santa Monica Blvd., 18th floor, Los Angeles, CA  90067, and at any adjournments thereof, to vote all shares of common stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR, FOR RATIFICATION OF BDO USA, LLP, AND AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF OR, IN THE ABSENCE OF A BOARD RECOMMENDATION ON ANY SUCH OTHER PROPER MATTERS, IN THE PROXY HOLDERS’ DISCRETION. STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON IF THEY SO DESIRE.

Your vote is important.

Please mark, sign, date and return this proxy in the envelope provided.

(CONTINUED ON REVERSE SIDE)

PROXY

INTEGRATED HEALTHCARE HOLDINGS, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

(CONTINUED FROM REVERSE SIDE)

1.	ELECTION OF DIRECTORS. To elect seven (7) directors to our Board of Directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are elected and have qualified. The following individuals are the nominees for election as director:

Maurice J. DeWald	Hon. C. Robert Jameson	Ajay G. Meka, M.D.	Michael Metzler
J. Fernando Niebla	William E. Thomas	Kenneth K. Westbrook

☐ FOR ALL NOMINEES LISTED ABOVE EXCEPT AS MARKED TO THE CONTRARY	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE

A Stockholder may withhold authority to vote for any nominee(s) by drawing a line through or otherwise striking out the name of such nominee(s). If no specification is made, the votes represented by this proxy will be cast for the election of all of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors as may be permitted or required by applicable law.

2.	RATIFICATION OF ACCOUNTANTS. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

Please sign exactly as your name appears hereon, date and return this Proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________, 2012

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

Printed Name(s): ______________________

____________________________________

I (We) ☐ will, ☐ will not, attend the Annual Meeting in person.

If your address has changed, please provide your correct address in the space above.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS